UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): June 30, 2009
                                                          -------------

                          JACOBS FINANCIAL GROUP, INC.
                         ------------------------------
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                                ----------------
                 (State or Other Jurisdiction of Incorporation)

        0-21210                                   84-0922335
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 (Commission File Number)            (I.R.S. Employer Identification Number)

         300 Summers Street, Suite 970, Charleston, West Virginia 25301
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               (Address of Principal Executive Offices) (Zip Code)

                                 (304) 343-8171
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              (Registrant's Telephone Number, Including Area Code)


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              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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                SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 30, 2009, the Board of Directors of the Registrant voted to expand the number of Directors comprising the Board from three to five. The Board then elected two new members to fill the vacancies created. The new Directors so elected are Mario J. Marra and Bradley W. Tuckwiller. Each will serve until the next meeting of the shareholders of the Registrant at which there is an election of members of the Board of Directors (and until his successor is elected and qualified) and, if nominated, may stand for reelection. Mr. Marra has over twenty years' experience in the aviation industry with various responsibilities. He is a graduate of West Virginia University and possesses a MBA from the University of Findlay.

Mr. Tuckwiller heads a consulting firm for corporate management and has over thirty years experience in credit and administrative positions for the financial services industry. He is a graduate of West Virginia University and the Stonier Graduate School of Banking.

                            SECTION 8 - OTHER EVENTS

Item 8.01 - Other Events

The Registrant's subsidiary, First Surety Corporation ("FSC"), which is domiciled in West Virginia and licensed as a surety in Ohio, is actively pursuing alternatives for admission as a surety and/or generation of premium income from insuring coal reclamation risks in the various other states in which there is significant market for coal reclamation surety bonds. Alternatives currently under consideration by FSC include admission through formal application to the regulatory authorities in those states, the establishment of a relationship with any one of several possible sureties that are licensed in those states and could issue surety bonds that are underwritten and reinsured by FSC, and other possible arrangements. None of these alternatives may develop and, even if one does, none may develop on a time frame that is optimal for the growth of the business of FSC.

The Registrant's management and Board of Directors are considering the recapitalization of the Series B Preferred Stock of the Registrant, which by its terms will become redeemable at the option of the holders thereof at the end of 2010. Any such recapitalization is expected to involve the voluntary participation of the holders of Series B Preferred Stock. Management has begun discussing possible terms with holders of Series B Preferred Stock, but no specific terms have been settled at this time. No assurance can be given that a recapitalization will be proposed or, if proposed, will be successfully consummated.




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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Jacobs Financial Group, Inc.
                                ----------------------------
                                        (Registrant)


                                /s/John M. Jacobs
                                -----------------------------
Date: July 7, 2009              John M. Jacobs
                                President
































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